[HSBC LOGO]
20 May 2005                                                     CTLA/Bunge/Patel
                                                    Direct Fax: +44 207 991 4351
                                                    Direct Tel: +44 207 991 9779
                                                         nimita.patel@hsbcib.com

Bunge Finance Europe B.V.
11720 Borman Drive
St Louis
Missouri 63146
USA
For the attention of Kay Clifford
cc. by fax : 00 1 314 291 2530

Dear Sirs,

Bunge Finance Europe BV EUR650,000,000.00 multicurrency revolving facilities agreement dated 28 May 2003 as amended on 26 May 2004 ("the Agreement")
Re: Extension of Final Maturity Date

We write in our capacity as Agent under the Agreement. Terms defined in the Agreement shall, unless otherwise specifically defined herein, have the same meaning when used in this letter.

In accordance with Clause 3 'Extension of Facility' of the Agreement and your extension request dated 12 April 2005, we are pleased to inform you that we have received consent from the Lenders to extend the Final Maturity Date under Facility A for a further 364 days to 24 May 2006. The Commitments under Facility A will remain at EUR455,000,000.00 (Euros four hundred and fifty five million) as detailed in Schedule 2 'The Original Lenders'.

For the avoidance of doubt, all other Terms and Conditions within the above-mentioned Agreement will remain unchanged.

Yours faithfully,
For and on behalf of HSBC Bank plc
As Agent


/s/ NIMITA PATEL
--------------------------------------------------------------------------------
To:  HSBC Bank plc, as Agent
     Attention: Nimita Patel
     Fax No:    +44 20 7991 4351
We acknowledge receipt of the above.


Signed /s/ MORRIS KALEF                           Dated  May 20, 2005
      ---------------------                            -------------------------
                  For Bunge Finance Europe BV and Bunge Limited



HSBC Bank plc
Corporate, Investment Banking and Markets
HSBC Securities Services
Corporate Trust & Loan Agency
Level 24, 8 Canada Square, London E14 5HQ
Tel: +44 20 7991 8888 Fax: +44 20 7992 4761

Registered in England number 14259. Registered Office: 8 Canada Square, London E14 5HQ
Authorised and regulated by the Financial Services Authority.

[HSBC LOGO]
                                   SCHEDULE 2
                              THE ORIGINAL LENDERS


Name of Original Lender                            Facility A Commitment
CDC IXIS                                               35,000,000.00
BNP Paribas S.A.                                       24,500,000.00
HSBC Bank plc                                          24,500,000.00
Societe Generale                                       24,500,000.00
WestLB AG                                              24,500,000.00
Barclays Bank PLC                                      22,750,000.00
Natexis Banques Populaires                             21,000,000.00
ABN AMRO Bank N.V. Frankfurt Branch                    18,500,000.00
Bayerische Hypo-und Vereinsbank AG, Munich             18,500,000.00
Fortis Bank (Nederland) N.V                            18,500,000.00
ING Bank N.V.                                          18,500,000.00
BBVA Ireland plc                                       17,500,000.00
Credit Agricole S.A.                                   17,500,000.00
Raiffeisen Zentralbank Oesterreich AG                  17,500,000.00
Banca Nazionale del Lavoro, New York Branch            15,000,000.00
Cooperatieve Centrale Raiffeisen-                      15,000,000.00
Boerenleenbank B.A. trading as
Rabobank International London Branch
Landesbank Rheinland-Pfalz-Girozentrale                14,000,000.00
Sanpaolo IMI S.p.A.                                    13,500,000.00
KBC Bank N.V                                           11,500,000.00
Kreditanstalt fur Wiederaufbau                          9,750,000.00
Scotiabank Europe plc                                   9,750,000.00
Standard Chartered Bank PLC                             9,750,000.00
ANZEF Limited                                           8,750,000.00
Banca Commerciale Italiana (France) S.A.                8,750,000.00
Credit Suisse                                           8,750,000.00
Banque Artesia Nederland N.V.                           8,000,000.00
Banca Monte dei Paschi S.p.A., New York Branch          7,000,000.00
Morgan Stanley Bank                                     5,250,000.00
State Bank of India, Antwerp                            3,500,000.00
BRED Banque Populaire, Paris                            3,500,000.00
TOTALS:                                               455,000,000.00



HSBC Bank plc
Corporate, Investment Banking and Markets
HSBC Securities Services
Corporate Trust & Loan Agency
Level 24, 8 Canada Square, London E14 5HQ
Tel: +44 20 7991 8888 Fax: +44 20 7992 4761

Registered in England number 14259. Registered Office: 8 Canada Square, London E14 5HQ
Authorised and regulated by the Financial Services Authority.